UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The employment agreements for Stephen Berman, our President and Chief Executive Officer and John (Jack) McGrath, our Chief Operating Officer, provide, inter alia, that for fiscal year 2014, their respective bonuses will depend on our achieving certain performance targets to be determined by the Compensation Committee of our Board of Directors (the “Board”) before the end of the Company’s first fiscal quarter. These bonuses are awarded and paid in accordance with the terms and conditions of our 2002 Stock Award and Incentive Plan (the “Plan”). In addition, Mr. Berman’s employment agreement provides for the annual grant of $3.5 million of restricted stock subject to vesting conditions to be determined by the Compensation Committee of our Board of Directors before the end of the Company’s first fiscal quarter. Certain capitalized terms such as “EPS,” “Net Sales,” and “Operating Margin” are defined below.

The criteria for Messrs. Berman and McGrath’s respective 2014 bonuses, as well as the vesting criteria for Mr. Berman’s annual grant of restricted stock, have been established by the Compensation Committee, after discussion with its consultant, F.W. Cook & Company, as follows:

2014 Performance Bonus – Stephen Berman

Award of Mr. Berman’s Annual Performance Bonus for 2014 will be subject to achievement of performance standards in a total of four metrics: EPS growth, Net Sales growth, Growth in Net Sales of DreamPlay Products and Operating Margin improvement. A Base Performance Bonus equal to up to 200% of Mr. Berman’s Base Salary (the “Base Performance Bonus”) will be subject to achievement of performance standards in two metrics: EPS growth standards, measured in tranches with target performance levels equaling 0%-134% of Base Salary, and Net Sales Growth, measured in tranches with target performance levels equaling 0%-66% of Base Salary, provided a minimum Operating Margin standard is achieved. An additional Performance Bonus equal to up to 100% of Base Salary (the “Additional Performance Bonus”) may also be earned by Mr. Berman, subject to achievement of performance standards in two metrics: growth in Net Sales of DreamPlay products and Operating Margin improvement.

2014 Base Performance Bonus for Stephen Berman equal to up to 200% Base Salary

EPS and Net Sales Growth Standards for Achievement of Base Performance Bonus:

The 2014 Base Performance Bonus for Stephen Berman is calculated by the sum of the following: (A) the percentage set forth on the following table which corresponds to the EPS amount achieved by the Company in 2014, and (B) the percentage set forth on the following table which corresponds to the amount of Net Sales achieved by the Company in 2014 (provided that such metric may be used only if the Company’s Operating Margin for 2014 is at least 3.0%):

Bonus Targets for EPS Metric = (% of Base Salary )	EPS $ Fiscal Year 2014	Bonus Targets for Net Sales Metric = (% of Base Salary)	Net Sales $(000,000) Fiscal Year 2014 *
0	<0.56	0	<655
4.75%	0.56-0.57	4%	655-662.999
6.75%	0.58-0.59	8%	663-669.999
10%	0.60-0.62	10%	670-679.999
15%	0.63-0.65	15%	680-684.999
17%	0.66-0.69	20%	685-689.999
20%	0.70-0.74	25%	690-699.999
23%	0.75-0.79	30%	700-709.999
27%	0.80-0.84	40%	710-719.999
30%	0.85-0.89	45%	720-729.999
34%	0.90-0.94	50%	730-739.999
37%	0.95-0.99	55%	740-749.999
40%	1.00-1.04	60%	750-769.999
50%	1.05-1.09	66%	770 or greater
67%	1.10-1.14
87%	1.15-1.19
93%	1.20-1.24
100%	1.25-1.29
117%	1.30-1.34
134%	1.35 or greater

*Provided that the Company’s Operating Margin for 2014 is at least 3.0%

2014 Additional Performance Bonus for Stephen Berman Equal to up to 100% of Base Salary

An Additional Performance Bonus equal to up to 100% of Base Salary may be earned by Mr. Berman, subject to achievement of performance standards in two metrics: growth in Net Sales of DreamPlay Products and improvement in the Company’s Operating Margin. Each of such two metrics is measured independently in tranches with different target performance levels equaling 0%-50% of Base Salary, and the two metrics measuring the Additional Performance Bonus aggregate 100% of Base Salary if the highest tranche in each metric is achieved; provided, however, that in order for a Bonus to be earned, at least one tranche in each metric must be met. The entire Additional Performance Bonus is payable in Restricted Stock vesting in quarterly installments over three years.

Standards for Achievement of Additional Performance Bonus for Stephen Berman equal to up to 100% Base Salary

Bonus Targets for Net Sales Metric = % of Base Salary	Net Sales of DreamPlay Products $ (000,000) Fiscal Year 2014	Bonus Targets for Operating Margin Metric = % of Base Salary	Company’s Operating Margin Fiscal Year 2014
0	<50	0	<3.0%
3%	50-53.999	3%	3.0%-3.29%
4%	54-55.999	4%	3.30%-3.49%
5%	56-57.999	5%	3.5%-3.69%
6%	58-60.999	6%	3.7%-3.99%
8%	61-63.999	8%	4%-4.29%
10%	64-66.999	10%	4.3%-4.69%
12%	67-69.499	12%	4.7%-4.99%
14%	70-71.999	14%	5%-5.39%
16%	72-72.999	16%	5.40%-5.69%
18%	73-73.999	18%	5.7%-5.99%
20%	74-74.999	20%	6%-6.39%
25%	75-75.999	25%	6.4%- 6.69%
30%	76-79.999	30%	6.7%-6.99%
35%	80-85.999	35%	7%-7.29%
40%	86-90.999	40%	7.30%-7.59%
45%	91-99.999	45%	7.60%-7.99%
50%	100 or greater	50%	8% or greater

2014 Performance Bonus for Jack McGrath equal to up to 125% Base Salary

EPS and Net Sales Growth Standards for Achievement of Performance Bonus:

The 2014 performance bonus for Jack McGrath is calculated by the sum of (A) EPS growth standards, measured in tranches with target performance levels equaling 0%-84% of Base Salary, and (B) Net Sales Growth, measured in tranches with target performance levels equaling 0%-41% of Base Salary (provided that such metric may be used only if the Company’s Operating Margin for 2014 is at least 3.0%):

Bonus Targets for EPS Metric = (% of Base Salary)	EPS $ Fiscal Year 2014	Bonus Targets for Net Sales Metric = (% of Base Salary)	Net Sales $(000,000) Fiscal Year 2014*
0	<0.56	0	<655
4.75%	0.56-0.57	4%	655-662.999
6.75%	0.58-0.59	8%	663-669.999
10%	0.60-0.62	10%	670-679.999
15%	0.63-0.65	15%	680-684.999
17%	0.66-0.69	20%	685-689.999
20%	0.70-0.74	25%	690-699.999
23%	0.75-0.79	30%	700-709.999
27%	0.80-0.84	32%	710-719.999
30%	0.85-0.89	35%	720-739.999
40%	0.90-0.99	37%	740-769.999
50%	0.99-1.09	41%	770 or greater
67%	1.10-1.14
73%	1.15-1.19
76%	1.20-1.24
80%	1.25-1.34
84%	1.35 or greater

*Provided that the Company’s Operating Margin for 2014 is at least 3.0%

Vesting of 2014 Annual Performance Restricted Stock Award to Stephen Berman

Vesting of the 2014 Annual Performance Restricted Stock Award issued to Stephen Berman on January 1, 2014 (520,833 shares @$6.72 per share, the closing price on Dec. 31, 2013, with a total value of $3.5 million) will be subject to achievement of performance standards in two metrics: growth in our Common Stock Price and Operating Margin improvement. Each metric is measured independently in tranches with different target performance levels equaling 0%-50% of the Restricted Stock Award issued on January 1, 2014. The two metrics aggregate 100% of the Restricted Stock Award issued on January 1, 2014 if the highest tranche in each metric is achieved; provided, however, that in order for any Shares to vest: (i) at least the lowest tranche in each of two metrics must be met for 2014, and (ii) in order for a metric to be used in calculating the vesting percentage, the metric for the second year must be greater than such metric in the first year. In order for a Common Stock Price metric to apply, the Common Stock Price must have been achieved for at least twenty (20) consecutive trading days. If the foregoing performance conditions are satisfied, then 25% of the Restricted Stock Award will fully vest and in order for the balance of 75% of the Restricted Stock award to vest, the Executive’s service as an employee must continue for at least one additional year after the performance conditions have been satisfied.

% of Shares Vesting	Common Stock Price $ during 2014-2015*	Percentage of Shares Vesting	Operating Margin Average Fiscal Years 2014-2015
0	<9.00	0	<3.0%
10%	9.00-9.99	10%	3.0%-3.29%
15%	10.00-10.49	15%	3.30%-3.49%
20%	10.50-10.99	20%	3.50%-3.79%
25%	11.00-11.49	25%	3.80%-3.99%
30%	11.50-11.99	30%	4.00%-4.49%
33%	12.00 -12.49	33%	4.50%-4.99%
36%	12.50-12.99	36%	5.00%-5.49%
40%	13.00-13.49	40%	5.50%-5.99%
43%	13.50-13.99	43%	6.00%-6.99%
46%	14.00-15.99	46%	7.00%-7.99%
50%	16.00 or greater	50%	8% or greater

*In order for a specific Common Stock Price metric to apply, the average Common Stock Price for at least twenty (20) consecutive trading days must equal the range of Common Stock Prices in the specific metric.

Definitions

The terms used above are defined as follows:

“Common Stock Price” means the closing price of a share of our Common Stock, par value $.001 per share.

“DreamPlay” products means products incorporating technology licensed by the Company from NantWorks LLC.

“EPS” means the net income per share of the Company’s common stock, calculated on a fully-diluted basis as determined by its then current auditors in accordance with GAAP, applied on a basis consistent with past periods.

“Net Sales” means the Company’s net sales as determined by its then current auditors in accordance with GAAP, applied on a basis consistent with past periods.

“Operating Margin” means the percentage obtained by the fraction, the numerator of which is the Company’s income (loss) from operations and the denominator of which is Net Sales, as determined by its then current auditors in accordance with GAAP, applied on a basis consistent with past periods.

The above tables and summaries notwithstanding, they all may be adjusted in the sole discretion of the Compensation Committee to take account of extraordinary or special items, or as otherwise may be permitted by the Plan, and such determination by the auditors, absent manifest error, as adjusted by the Compensation Committee, will be conclusive and binding upon the Company and the executives. The Compensation Committee also reserves the right to modify the vesting and bonus targets and vesting and bonus percentages in the exercise of its negative discretion to take account of any new acquisitions that are concluded in 2014 and 2015,, changes in the outstanding shares used to calculate the Company’s Adjusted EPS resulting from stock repurchases by the Company in 2014 and 2015, and redemption of the Company’s senior convertible notes due in 2014, the amount of bonuses awarded to employees, or as otherwise determined by the Committee.

The target levels described above, where applicable, are calculated on a post-bonus basis. The foregoing is only a summary of certain of the terms of our employment agreements with these named executives. For a complete description, copies of such agreements are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Second Amended and Restated Employment Agreement between the Company and Stephen G. Berman dated as of November 11, 2010 (1)

10.2	Employment Agreement between the Company and John a/k/a Jack McGrath, dated March 4, 2010 (2)

10.3	First Amendment to Employment Agreement between the Company and John a/k/a Jack McGrath, dated August 23, 2011 (2)

10.4	Clarification Letter dated October 20, 2011 with respect to Mr. Berman’s Second Amended and Restated Employment Agreement (3)

10.5	Amendment No. One to Second Amended and Restated Employment Agreement between the Company and Stephen G. Berman dated as of September 21, 2012 (4)

10.6	Second Amendment to Employment Agreement between the Company and John a/k/a Jack McGrath, dated May 15, 2013 (5)

____________________

(1)	Filed previously as an exhibit to the Company’s Current Report on Form 8-K filed November 17, 2010, and incorporated herein by reference.
(2)	Filed previously as an exhibit to the Company’s Current Report on Form 8-K filed August 24, 2011, and incorporated herein by reference.
(3)	Filed previously as an exhibit to the Company’s Current Report on Form 8-K filed October 21, 2011, and incorporated herein by reference.
(4)	Filed previously as an exhibit to the Company’s Current Report on Form 8-K filed September 25, 2012, and incorporated herein by reference.
(5)	Filed previously as an exhibit to the Company’s Current Report on Form 8-K filed May 21, 2013, and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: April 4, 2014
	By:	/s/ JOEL M. BENNETT
Joel M. Bennett, CFO